SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

 April 18, 2011

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)
0-30106	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices)  (zip code)

Registrant's telephone number, including area code: (541) 686-8685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07.                      Submission of Matters to Vote of Security Holders.

On April 18, 2011, Pacific Continental Corporation (the “Company”) and its subsidiary Pacific Continental Bank (the “Bank”), extended the term under the Employment Agreements dated November 9, 2007 with Hal Brown, Chief Executive Officer, and Roger Busse, President and Chief Operating Officer, respectively, by one year to April 30, 2012.  The term extensions occurred according to the annual renewal procedures set forth in the agreements, which provide that each year the executives may propose a one-year term extension to the Board of Directors of the Company and the Bank in order to re-set to the original three-year term.  The Board then determines whether to accept the extension proposal.  The term extensions do not increase potential severance benefits payable under the agreements.  Other than Messrs. Brown and Busse, no executive has an employment agreement with the Company or the Bank.

Pacific Continental Corporation’s (the “Company”) 2011 Annual Shareholders’ Meeting was held on April 18, 2011.  There were 18,415,132 shares outstanding and entitled to vote at the annual meeting; of those shares, 16,172,716 were present in person or by proxy.  The following matters were voted upon at the 2011 Annual Meeting:

1.           The election of nine members to the Board of Directors to serve until the 2012 Annual Meeting or until their successors have been elected and qualified;

2.           Proposal Number 2, an advisory (non-binding) vote on executive compensation.

3.           Proposal Number 3, an advisory (non-binding) vote on frequency of future advisory votes on executive compensation; and

4.           Ratification of appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2011.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1.           Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

Robert Ballin	13,530,162	221,070	2,421,484
Michael E. Heijer	13,479,887	271,345	2,421,484
Donald Krahmer, Jr.	13,466,917	284,315	2,421,484
Hal Brown	13,526,690	224,542	2,421,484
Michael Holcomb	13,531,272	219,960	2,421,484
Donald Montgomery	13,296,086	455,146	2,421,484
Cathi Hatch	13,501,630	249,602	2,421,484
Michael Holzgang	13,573,127	178,105	2,421,484
John Rickman	13,571,467	179,765	2,421,484

2.           Proposal Number 2, an Advisory (non-binding) Vote on Executive Compensation

Votes For                                           Votes Against                                                                Abstentions
12,753,877                                           286,368                                                                710,987

3.           Proposal Number 3, an Advisory (non-binding) Vote on Frequency of Future Advisory Votes on Executive Compensation

1 Year                                2 Years                                           3 Years                                Abstentions
9,134,954                           198,178                                           3,221,939           791,460

4.           Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For                                           Votes Against                                                                Abstentions
15,995,811                                           118,281                                                                           58,624

Based on the Board of Directors’ recommendation in the proxy statement for the 2011 Annual Meeting and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has determined to hold an advisory vote on executive compensation annually..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           April 20, 2011
PACIFIC CONTINENTAL CORPORATION By: /s/ Michael A. Reynolds Michael A. Reynolds Executive Vice President Chief Financial Officer

M41865-1567107